UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2010

MAN SHING AGRICULTURAL HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	88-0450667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)

Registrant’s telephone number, including area code: (852) 2850 6336

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

MAN SHING AGRICULTURAL HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.1 – Addendum to to Registration Rights Agreement

Item 1.01. Entry into a Material Definitive Agreement.

Man Shing Agricultural Holdings, Inc. (the “Company” or the “Registrant”) and its subsidiary, Weifang Xinsheng Food Co., Ltd. (“Xinsheng”) have engaged in certain activities that have resulted in the amendment of a material definitive agreement. A description of the amendment to the material definitive agreement is as follows:

On January 14, 2010, the Company and Guangdong Zhibo Investment Co., Limited (“Zhibo”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company was obligated to prepare and file, no later than 30 days from January 14, 2010, a registration statement on Form S-1 under the Securities Act of 1933, as amended (or, if the Company is then eligible, on Form S-3) (the “Registration Statement”) for the resale of certain shares held by Zhibo.

On February 13, 2010, the Company and Zhibo entered into an Addendum to Registration Rights Agreement (the “Addendum”). Pursuant to the Addendum, the Company now has one hundred and twenty (120) days from February 13, 2010 to file the Registration Statement, and shall use its best efforts to obtain a declaration by the Securities and Exchange Commission (the “SEC”) that the Registration Statement is effective no later than one hundred and twenty (120) days from February 13, 2010. The Addendum  is attached hereto as Exhibit 10.1. The Registration Rights Agreement was filed with the SEC on January 20, 2010 as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit 10.1 – Addendum to Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 3, 2010                               MAN SHING AGRICULTURAL HOLDINGS, INC.

                                                                By:           /s/ Eddie Cheung
                                                                                 Eddie Cheung
                                                                                 Chief Executive Officer

Exhibit Index

Exhibit 10.1 – Addendum to Registration Rights Agreement